                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of
[X]  Definitive Proxy Statement                   the Commission only (as
[ ]  Definitive Additional Materials              permitted by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                      WORLDTALK COMMUNICATIONS CORPORATION
              -------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)      Title of each class of securities to which transaction applies:

                ----------------------------------------------------------------
        2)      Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------------

        4)      Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------

        5)      Total fee paid:

                ----------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

                ----------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

                ----------------------------------------------------------------
        2)      Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------------
        3)      Filing Party:

                ----------------------------------------------------------------


        4)      Date Filed:

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
                                     [LOGO]




                      WORLDTALK COMMUNICATIONS CORPORATION
                            5155 OLD IRONSIDES DRIVE
                         SANTA CLARA, CALIFORNIA 95054

                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS




To Our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Worldtalk Communications Corporation (the "Company") will be held at the Santa Clara Marriott, 2700 Mission College Blvd., Santa Clara, California on Thursday, June 12, 1997 at 9:00 a.m. Pacific Daylight Time for the following purposes:

     1. To elect all five (5) directors of the Company, with each to serve until his term expires and his successor has been elected and qualified or until such director's earlier resignation, death or removal.

     2. To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Company for the fiscal year ending December 31, 1997.

     3. To amend to the Company's 1996 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 750,000 shares.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 15, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.



                           By Order of the Board of Directors


                           /s/  STEPHEN R. BENNION

                           Stephen R. Bennion
                           Executive Vice President, Finance and Administration, Chief Financial Officer and Secretary


Santa Clara, California
April 28, 1997

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
Information Concerning Shares and Voting                               1
Proposal No. 1                                                         2
Proposal No. 2                                                         4
Proposal No. 3                                                         5
Security Ownership of Certain Beneficial Owners and Management        15
Executive Officers                                                    16
Executive Compensation                                                18
Certain Transactions                                                  23
Stockholder Proposals                                                 23
Compliance Under Section 16(a) of the Securities Exchange Act of
1934                                                                  24
Other Business                                                        24

                      WORLDTALK COMMUNICATIONS CORPORATION
                            5155 Old Ironsides Drive
                         Santa Clara, California 95054

                                  ----------

                                PROXY STATEMENT

                                  ----------

                                April 28, 1997

         The accompanying proxy is solicited on behalf of the Board of Directors of Worldtalk Communications Corporation, a Delaware corporation (the "Company" or "Worldtalk"), for use at the Annual Meeting of Stockholders of the Company to be held at the Santa Clara Marriott, 2700 Mission College Blvd., Santa Clara, California on Thursday, June 12, 1997 at 9:00 a.m. Pacific Daylight Time (the "Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 28, 1997. An annual report for the fiscal year ended December 31, 1996 is enclosed with this Proxy Statement.

Record Date; Quorum

         Only holders of record of the Company's Common Stock at the close of business on April 15, 1997 (the "Record Date") will be entitled to vote at the Meeting. A majority of the shares outstanding on the record date will constitute a quorum for the transaction of business.

Outstanding Shares

         At the close of business on the Record Date, the Company had 10,308,681 shares of Common Stock outstanding and entitled to vote, which were held of record by approximately 137 stockholders (although the Company has been informed that there are in excess of 1,600 beneficial owners).

Voting Rights; Required Vote

         Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. In the event that a broker, bank, custodian, nominee or other record holder of Worldtalk Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining whether or not a quorum is present at the Meeting.

         With respect to Proposal No. 1, directors will be elected by a plurality of the votes of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposal No. 2 and Proposal No. 3 require for approval the affirmative vote of a majority of the shares of Common Stock that are (1) present in person or represented by proxy at the Meeting, entitled to vote on the matter and (3) voted for or against such proposal or the holder thereof abstained and such abstention was not a broker non-vote.

VOTING OF PROXIES

         The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of Worldtalk for use at the Meeting. Stockholders are requested to complete, date and sign the accompany-ing proxy and promptly return it in the enclosed envelope or otherwise mail it to Worldtalk. All executed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. However, returned signed proxies that give no instructions as to how they should be voted on a particular director nominee or proposal will be counted as votes in favor of the nominees and the proposals set forth in the accompanying Notice of Meeting and this Proxy Statement.

         In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

         The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

REVOCABILITY OF PROXIES

         Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods: (1) a written instrument delivered to the Company stating that the proxy is revoked; (2) a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting; or (3) attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

         The Board of Directors of the Company (the "Board") is divided into three classes, as nearly equal in number as possible. Each class serves three years, with the terms of office of the respective classes expiring in successive years. Directors of all three classes will stand for election at the Meeting. The terms of office of directors elected in Class 1, Class 2 and Class 3 will expire at the Annual Meetings of Stockholders held in 1998, 1999 and 2000, respectively. The Board proposes that the nominees named below, all of whom are currently serving as directors, be re-elected to the specific classes and for the terms indicated below and until their successors are duly elected and qualified. The Board has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board designates a substitute nominee, the proxy holder will vote for the substitute nominee designated by the Board.

         Directors will be elected by a plurality of the votes of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote.

CLASS 1--TERM EXPIRES AT THE 1998 ANNUAL MEETING OF STOCKHOLDERS

         David J. Cowan, age 31, has served as a director of the Company since March 1993. He has been a general partner of Bessemer Venture Partners, a venture capital investment firm since August 1996. He has also been Manager of Deer IV & Co. LLC, a venture capital investment firm since August 1996. Previously he was an associate with Bessemer Venture Partners from August 1992 to August 1996. Since August 1996, Mr. Cowan has also served as President and Chief Executive Officer of RoamPage, Inc., a computer software and service firm. Mr. Cowan received a Master of Business Administration degree from Harvard University in 1992. He also received an A.B. degree in Math and Computer Science from Harvard University.

         Wade Woodson, age 38, has served as a director of the Company since March 1993. He is a general partner with Sigma Partners, a venture capital organization, with which he has been affiliated since 1987. Mr. Woodson also serves as a director of Tylan General, a process management components and systems manufacturer and PSINet, a provider of Internet access services. Mr. Woodson received a B.S. in Electrical Engineering from Stanford University, a J.D. degree from Harvard University and a M.B.A. degree from the University of California, Berkeley.

CLASS 2--TERM EXPIRES AT THE 1999 ANNUAL MEETING

         Max D. Hopper, age 62, has served as a director of the Company since September 1995. He has been Principal and Chief Executive Officer of Max D. Hopper & Associates, a consulting and information management firm since January 1995. Mr. Hopper served AMR Corporation as Chairman of the SABRE Group and Senior Vice President from November 1985 to January 1995. Mr. Hopper holds a B.S. in Mathematics from the University of Houston.

         Anthony Sun, age 44, has served as a director of the Company since March 1995. He has been a general partner of Venrock Associates, a venture capital firm, since 1980. He is a director of Award Software International, Inc., a computer systems software company, Centura Software Corporation, a client/server software company, Cognex Inc., a computer systems company, Conductus Inc., a superconductive electronics company, Fractal Design Corporation, a multimedia software tools company, Inference Corporation, a client/server and Internet help desk software company and Komag Inc., a computer storage component company. Mr. Sun received S.B.E.E, S.M.E.E. and Engineer degrees from the Massachusetts Institute of Technology and a Master of Business Administration degree from Harvard University.

CLASS 3--TERM EXPIRES AT THE 2000 ANNUAL MEETING

         Mark A. Jung, age 35, is a founder and has served as Chief Executive Officer and a Director of the Company since its inception in March 1992. He also served as President of the Company from March 1992 to April 1997. From June 1991 to February 1992, he served as Vice President, Worldtalk Division, of Touch Communications, Inc., from which the Company purchased the assets to form the Company. From September 1989 to May 1991, Mr. Jung served as Vice President and General Manager, OSI Product Unit, of Retix, Inc., a supplier of OSI Software. Prior to his employment at Retix, Mr. Jung was a consultant with McKinsey & Co., Inc., a management consulting firm. Mr. Jung received his Bachelor of Science degree in Electrical Engineering from Princeton University and his Master of Business Administration from Stanford University.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         The Board met five times, including telephone conference meetings, and acted by written consent once, during 1996. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served).

         Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

         Messrs. Cowan and Woodson are the current members of the Audit Committee. The Audit Committee met twice during 1996. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants, reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board, and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may now or in the future be listed.

         Messrs. Cowan and Sun are the current members of the Compensation Committee. The Compensation Committee was formed in February 1996 and met four times and acted by written consent twice during 1996. The Compensation Committee reviews and approves compensation and benefits for the Company's key executive officers, administers the Company's stock purchase and equity incentive plans and makes recommendations to the Board of Directors regarding such matters.

                THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
                        EACH OF THE NOMINATED DIRECTORS

                                ------------------

                   PROPOSAL NO. 2 - RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

         The Company has selected KPMG Peat Marwick LLP as its independent accountants to perform the audit of the Company's financial statements for fiscal year 1997, and the stockholders are being asked to ratify such selection. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                   OF THE SELECTION OF KPMG PEAT MARWICK LLP

                                ------------------

          PROPOSAL NO. 3 - AMENDMENT TO THE 1996 EQUITY INCENTIVE PLAN

         On March 11, 1997, the Board adopted, subject to stockholder approval, an amendment to the Company's 1996 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 1,000,000 to 1,750,000 shares. The stockholders of the Company are now being asked to approve this amendment.

         The availability of additional stock and stock options will facilitate the Company's expansion of its employee base, both through new hiring and acquisitions. Management believes that this amendment to the Incentive Plan is in the best interests of the Company because of the continuing need to provide stock options to attract and retain qualified employees and remain competitive in the industry. Below is a summary of the principal provisions of the Incentive Plan, which summary is qualified in its entirety by reference to the full text of the Incentive Plan.

SUMMARY OF THE 1996 EQUITY INCENTIVE PLAN

         EQUITY INCENTIVE PLAN HISTORY. The Board adopted and the stockholders approved the Incentive Plan in February 1996. The purpose of the Incentive Plan is to provide incentives to attract, retain and motivate qualified employees, consultants, independent contractors and advisors whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses.

         From inception of the Incentive Plan in February 1996 to December 31, 1996, options to purchase an aggregate of 543,800 shares of the Company's Common Stock were granted under the Incentive Plan. Of these, options to purchase a total of 486,300 shares were granted to all employees (including all current officers who are non-executive officers). All executive officers as a group received options to purchase an aggregate of 57,500 shares in the amounts indicated: Mark Jung, director and Chief Executive Officer, 30,000 shares; Stephen R. Bennion, Vice President, Finance and Administration, Chief Financial Officer and Secretary, 12,500 shares; Steven M. Goldner, Vice President, Engineering, 10,000 shares; and Christopher J. Andrews, Vice President, Worldwide Sales, 5,000 shares. No other options were granted during the period under the Incentive Plan to any other executive officer or director of the Company, or any associate of any of the foregoing, and no person received 5% or more of such options.

         SHARES SUBJECT TO THE INCENTIVE PLAN. An aggregate of 1,000,000 shares of the Common Stock of the Company has been reserved by the Board for issuance under the Incentive Plan. This Proposal No. 3 seeks to increase the number of shares reserved for issuance under the Incentive Plan from 1,000,000 to 1,750,000 shares. If any option granted pursuant to the Incentive Plan expires or terminates for any reason without being exercised in whole or in part, or any award terminates without being issued, or any award is forfeited or repurchased by the Company at the original purchase price, the shares released from such option will again become available for grant and purchase under the Incentive Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

         ADMINISTRATION. The Incentive Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Messrs. Cowan and Sun, both of whom are "disinterested persons," as that term is defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors," as that term is defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         Subject to the terms of the Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of each such award. The Committee has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder.

         ELIGIBILITY. Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any subsidiaries and affiliates) are eligible to receive awards under the Incentive Plan (the "Participants"). No Participant is eligible to receive more than 500,000 shares of Common Stock in any calendar year under the Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 750,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of April 15, 1997, approximately 101 persons were eligible to participate in the Incentive Plan. At that date, no shares had been issued upon exercise of options granted under the Incentive Plan, 908,050 shares were subject to outstanding options and, 91,950 shares were available for future option grants. The closing price of the Company's Common Stock on the Nasdaq National Market was $5.00 per share as of April 15, 1997, the Record Date.

         STOCK OPTIONS. The Incentive Plan permits the granting of both Incentive Stock Options ("ISOs") that qualify under Section 422 of the Code and Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company.

         The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of Common Stock at the time the ISO is granted. In the case of an ISO granted to a 10% shareholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant. To date, the Company has not granted options under the Incentive Plan at less than fair market value.

         The exercise price of options granted under the Incentive Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant;
(3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option or obtained by the Participant in the public market; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and a NASD broker; or
(8) by any combination of the foregoing.

         TERMINATION OF OPTIONS. Options are generally exercisable for a period of ten years. Options granted under the Incentive Plan generally terminate three months (or such shorter or longer period as determined by the Committee not exceeding five years) after the Participant ceases to be employed or retained by the Company unless the termination of employment or retention is due to permanent and total disability or death, in which case the option may be exercised at any time within 12 months after termination to the extent the option was exercisable to the date of termination. In no event will an option be exercisable after the expiration date of the option.

         RESTRICTED STOCK AWARDS. The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. Awards of restricted stock may be subject to a right of repurchase in favor of the Company. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award (and in the case of an award granted to a 10% stockholder, the purchase price shall be 100% of fair market value) and can be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as are approved by the Committee at the time of grant. To date, the Company has not granted any restricted stock awards under the Incentive Plan.

         STOCK BONUS AWARDS. The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. Such awards may be subject to a right of repurchase in favor of the Company. To date, the Company has not granted any stock bonus awards.

         MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL. In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the successor corporation may assume, convert or replace equivalent options in exchange for those granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of the Company (after taking into account provisions of the awards) under the Incentive Plan. In connection with certain types of acquisitions, the vesting of the outstanding stock options and awards will accelerate to make certain of them exercisable in full; others accelerate and become exercisable as to less than all of the shares subject to the option.

         AMENDMENT OF THE INCENTIVE PLAN. The Board may at any time amend or terminate the Incentive Plan, including amendment of any form of award agreement or instrument to be executed pursuant to the Incentive Plan.
However, the Board may not amend the Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

         TERM OF THE INCENTIVE PLAN. Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will terminate in February 2006, ten years from the date the Incentive Plan was adopted by the Board.

         FEDERAL INCOME TAX INFORMATION.

THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN, AND IS, ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

         Incentive Stock Options. A Participant will not recognize income upon grant of an ISO and will not incur tax on its exercise (unless the Participant is subject to the alternative minimum tax described below). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for one year after the date the option was exercised and for two years after the date the option was granted, the Participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO shares.

         If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, generally will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

         Alternative Minimum Tax. The difference between the fair market value of the ISO shares on the date of exercise and the exercise price is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those shares. Also upon a sale of ISO shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of fair market value of the ISO shares at exercise over the amount paid for the ISO shares. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Common Stock.

         Nonqualified Stock Options. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount will be treated as ordinary income by the Participant and may be subject to income tax and FICA withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Common Stock.

         Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

         Tax Rates - Ordinary Income and Capital Gains. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum rate of 28%. For this purpose, in order to receive long-term capital gain treatment, the shares must be held for more than one year. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be offset annually against ordinary income.

         Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

         ERISA. The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

SUMMARY OF 1996 DIRECTORS STOCK OPTION PLAN,
1996 EMPLOYEE STOCK PURCHASE PLAN AND 1992 STOCK OPTION PLAN

         Below is a summary of the principal provisions of the Company's 1996 Directors Stock Option Plan, 1996 Employee Stock Purchase Plan and 1992 Stock Option Plan. There is no need for stockholder approval of these plans at the Meeting, and none is being sought. These summaries are provided to inform stockholders of the other equity-based plans adopted by the Company and are qualified in their entirety by reference to the full text of such plans.

1996 DIRECTORS STOCK OPTION PLAN

         Directors Plan History. The Board adopted and the stockholders approved the 1996 Directors Stock Option Plan (the "Directors Plan") in February 1996.

         Shares Subject to the Directors Plan. The shares subject to options under the Directors Plan are shares of the Company's authorized but unissued Common Stock. The aggregate number of shares that may be issued pursuant to the Directors Plan is 200,000 shares of Common Stock. In the event that any outstanding option under the Directors Plan expires or is terminated for any reason, the shares of Common Stock corresponding to the unexercised portion of such option may again be available for the grant of options under the Directors Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

         Administration. The Directors Plan is presently administered by the Board. The interpretation by the Board of any of the provisions of the Directors Plan or any option granted under the Directors Plan will be final and conclusive.

         Eligibility. Under the Directors Plan, the Company automatically grants options to each director of the Company who is not an employee of, or consultant to, the Company (or of any parent, subsidiary or affiliate of the Company). As of April 15, 1996, four persons were eligible to receive options under the Directors Plan.

         Formula for Option Grants. Each eligible director who becomes a director for the first time, or returns as a director after a break in service, after April 11, 1996, the effective date of the Company's initial public offering of its Common Stock (the "Effective Date"), will be automatically granted an option to purchase 15,000 shares of Common Stock under the Directors Plan (the "Initial Grant"). In addition, each eligible director who was a member of the Board on the Effective Date, and who had not previously received any option under the Company's prior Stock Option Plan, was automatically granted an option for 15,000 shares on the Effective Date. Successive options to purchase an additional 5,000 shares (a "Succeeding Grant") are granted to each eligible director five days after each of the succeeding annual meetings of stockholders beginning with the second annual stockholder meeting that is held following the Effective Date. Each eligible director receives a successive grant whether or not his or her prior option was granted under the Directors Plan or any other of the Company's stock option plans, provided that each such director has either served continuously as a member of the board for at least one year prior to the grant date or since the Effective Date, as applicable.

         Terms of Option Grants. Options granted under the Directors Plan shall be NQSOs. Each Initial Grant and Succeeding Grant will have a term of ten years, unless terminated earlier due to the director's termination as a director of the Company. The options granted under the Directors Plan vest as to 25% of the shares subject to the option each calendar year over a four-year period on a date that is five days after each annual meeting of stockholders of the Company in such calendar year. If there is no annual meeting of stockholders in any one year, the grant and vesting dates described above for that year instead will be December 31.

         The option exercise price will be the "fair market value" (as defined in the Directors Plan) of the Common Stock of the Company as of the date of the grant of the option. The option exercise price will be payable in cash (by check) and in a number of other forms of consideration, including fully paid shares of Common Stock owned by the non-employee director for more than six months, by waiver of compensation due or accrued to the eligible director for services rendered, through a "same day sale," through a "margin commitment," by means of a full-recourse promissory note or through any combination of the foregoing.

         Mergers, Consolidations, Change of Control. In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the successor corporation may assume, convert or replace equivalent options in exchange for those granted under the Directors Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of the Company (after taking into account provisions of the awards). In connection with certain types of acquisitions, the vesting of the outstanding stock options will accelerate as to certain of those options to make them exercisable in full; others accelerate and become partially exercisable.

         Amendment of the Directors Plan. The Board, to the extent permitted by law, and with respect to any shares at the time not subject to options, may terminate or amend the Directors Plan; provided, however, that the Board may not, without stockholder approval, increase the total number of shares of Common Stock available for issuance under the Directors Plan or change the class of persons eligible to receive options; and provided further that no amendment may be made to the eligibility, award formula or terms and conditions of options sections of the Directors Plan more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder. In any case, no amendment of the Directors Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the eligible director.

         Term of the Directors Plan. Unless terminated earlier in accordance with the provisions of the Directors Plan, the Directors Plan will terminate in February 2006, ten years from the date the Directors Plan was adopted by the Board.

         Federal Income Tax Information. For the federal income tax implications to the eligible directors and the Company of options granted under the Directors Plan, please refer to the discussion of the tax implications of NQSOs in "Federal Income Tax Information" in the discussion of the Incentive Plan above.

         ERISA and Section 401(a). The Directors Plan is not subject to any of the provisions of ERISA and is not qualified under Section 401(a) of the Code.

1996 EMPLOYEE STOCK PURCHASE PLAN

         Stock Purchase Plan History. The Board adopted, and the stockholders approved, the Company's 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") in February 1996. The purpose of the Stock Purchase Plan is to provide employees of the Company designated by the Board as eligible to participate ("Participating Employees") with a convenient means of acquiring an equity interest in the Company through payroll deductions and to provide an incentive for continued employment.

         Shares Subject to Stock Purchase Plan. The stock subject to purchase under the Stock Purchase Plan consists of 1,000,000 shares of the Company's authorized but unissued Common Stock.

         Administration. The Stock Purchase Plan is administered by the Committee. The interpretation or construction by the Committee of any provisions of the Stock Purchase Plan or of any option granted under it will be final and binding on all Participating Employees.

         Eligibility. All employees of the Company, or of any of its subsidiaries, are eligible to participate in an Offering Period (as hereinafter defined) under the Stock Purchase Plan except the following:

         (a) employees who are not employed by the Company, or any of its subsidiaries, one month before the beginning of such Offering Period;

         (b) employees who are customarily employed for less than 20 hours per week;

         (c) employees who are customarily employed for less than five months in a calendar year; or

         (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to section 424(d) of the Code, own stock or hold options to purchase stock, or who, as a result of participation in the Stock Purchase Plan, would own stock or hold options to purchase stock, representing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries.

         As of April 15, 1997, approximately 101 persons were eligible to participate in the Stock Purchase Plan and 35,095 shares had been issued pursuant to the Stock Purchase Plan.

         Each offering period of Common Stock under the Stock Purchase Plan is generally 24 months (the "Offering Period") presently commencing on November 1 and May 1 of each year and ending on April 30 and October 31 of each year. The initial Offering Period commenced on April 11, 1996 and will end on April 30, 1998. Each Offering Period consists of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the Participating Employees are accumulated under the Stock Purchase Plan. The first business day of each Offering Period is the "Offering Date" for such Offering Period and the last business day of each Purchase Period is the "Purchase Date" for such Purchase Period. The Board has the power to change the duration of any Offering Period or Purchase Period without stockholder approval provided that the change is announced at least 15 days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

         Participating Employees participate in the Stock Purchase Plan during each Offering Period through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation, including, but not limited to, base salary, wages, commissions, overtime, shift premiums, bonuses and draws, unreduced by the amount by which the Participating Employee's salary is reduced pursuant to Sections 125 or 401(k) of the Code, not to exceed $25,000 per year or such other limit as may be imposed by the Code.

         Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Stock Purchase Plan. No Participating Employee may purchase more than the maximum amount set by the Board prior to the commencement of an Offering Period. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Stock Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate continues to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. Not more than one change may be made during a single Offering Period.

         Purchase Price. The purchase price of shares that may be acquired in any Purchase Period under the Stock Purchase Plan will be 85% of the lesser of:
(1) the fair market value of the shares on the Offering Date; or (2) the fair market value of the shares on the Purchase Date. The fair market value of a share of the Company's Common Stock is the closing price of the Company's Common Stock on the Nasdaq National Market on the last trading date prior to the date of determination, except that the fair market value of a share of the Company's Common Stock on the Offering Date of the first Offering Period was the price per share at which shares of the Company's Common Stock were offered for sale to the public in the Company's initial public offering of shares of its Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         Purchase of Stock Under the Stock Purchase Plan. The number of whole shares a Participating Employee will be able to purchase in any Offering Period will be determined by dividing the total amount withheld from the Participating Employee during the Offering Period pursuant to the Stock Purchase Plan by the purchase price for each share determined as described above. The purchase will take place automatically on the last business day of the Offering Period. No more than twice the number of shares an employee would have been eligible to purchase at 85% of the fair market value of a share on the Offering Date may be purchased by an employee on any single Purchase Date. At any time prior to 30 days before the commencement of an Offering Period, the Board may set a lower maximum number of shares which may be purchased by any employee participating in the Stock Purchase Plan on any Purchase Date.

         Withdrawal. A Participating Employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period in the same manner as for initial participation in the Stock Purchase Plan.

         Amendment of the Stock Purchase Plan. The Board may at any time amend, terminate or extend the term of the Stock Purchase Plan, except that any such termination cannot affect the terms of options previously granted under the Stock Purchase Plan, nor may any amendment make any change in the terms of options previously granted which would adversely affect the right of any participant, nor may any amendment be made without stockholder approval if such amendment would: (1) increase the number of shares that may be issued under the Stock Purchase Plan; (2) change the designation of the employees (or class of employees) eligible for participation in the Stock Purchase Plan; or (3) constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

         Term of the Stock Purchase Plan. The Stock Purchase Plan will terminate upon the earlier to occur of (1) termination of the Stock Purchase Plan by the Board, (2) issuance of all the shares of

Common Stock reserved for issuance thereunder, or (3) ten years from the adoption of the Stock Purchase Plan by the Board.

         Federal Income Tax Information.

THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE STOCK PURCHASE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES FOR PARTICIPATION IN THE STOCK PURCHASE PLAN.

         The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

         Tax Treatment of the Participating Employee. Participating employees will not recognize income for federal income tax purposes either upon enrollment in the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

         If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (1) 15% of the fair market value of the shares at the beginning of the Offering Period or (2) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of the shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a long-term capital loss for the difference between the sale price and the purchase price.

         If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") within either the one year or the two year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (currently not subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of the sale and the fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains continue to be offset by capital losses and up to $3,000 of capital losses may be used annually against ordinary income.

         Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

         ERISA and Section 401(a). The Stock Purchase Plan is not subject to any of the provisions of ERISA and is not qualified under Section 401(a) of the Code.

1992 STOCK OPTION PLAN.

         Prior to the Company's public offering, the Company maintained the 1992 Stock Option Plan (the "1992 Plan"). Because this plan terminated on the Effective Date of the Company's initial public offering, no further options will be granted pursuant to the 1992 Plan. As of April 15, 1997, options to purchase approximately 660,387 shares of the Company's Common Stock were outstanding under the 1992 Plan. The terms of options granted under the 1992 Plan are substantially similar to those granted under the Incentive Plan.

NEW PLAN BENEFITS

         The amounts of future option grants under the Incentive Plan are not determinable because, under the terms of the Incentive Plan, such grants are made in the discretion of the Committee. Future option exercise prices are not determinable because they are based upon fair market value of the Company's Common Stock on the date of grant. Similarly, the amounts of future stock purchases under the Stock Purchase Plan are not determinable because, under the terms of the Stock Purchase Plan, purchases are based upon elections made by Participating Employees. Future purchase prices are not determinable because they are based upon fair market value of the Company's Common Stock.

         Only non-employee directors of the Company are eligible to participate in the Directors Plan. The grant of options under the Directors Plan is not discretionary. Under the Directors Plan, each eligible director who was a member of the Board on the Effective Date, and who had not previously received any option under the Company's prior 1992 Stock Option Plan (a group comprised of Messrs. Cowan, Sun and Woodson) received an option for 15,000 shares on the Effective Date. Successive options to purchase an additional 5,000 shares are granted to each eligible director five days after each of the succeeding annual meetings of stockholders beginning with the second annual stockholder meeting that is held following the Effective Date. Any outside director who first joins the Board following the Effective Date will automatically receive an option to purchase 15,000 shares of the Company's Common Stock on the date of his or her first appointment to the Board. The exercise prices of these options are not determinable because they are equal to fair market value of the Company's Common Stock on the date of grant.

                 THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT
                       TO THE 1996 EQUITY INCENTIVE PLAN

                            ------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of March 31, 1997, known to the Company regarding the beneficial ownership of the Company's Common Stock by (1) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (2) each director and nominee,
(3) each executive officer named in the Summary Compensation Table below and
(4) all directors and executive officers as a group.

                                                                                              PERCENT OF
                                                               AMOUNT AND NATURE OF          OUTSTANDING
                 NAME OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP(1)      COMMON STOCK(1)
                 ------------------------                     -----------------------      ---------------
David J. Cowan (2)  . . . . . . . . . . . . . . . . . . .             1,586,210                  15.4%
     Bessemer Venture Partners III L.P.
     1025 Old Country Road, Suite 205
     Westbury, NY 11590
Anthony Sun (3) . . . . . . . . . . . . . . . . . . . . .             1,267,584                  12.3
     Venrock Associates
     30 Rockefeller Plaza, Rm. 5508
     New York, NY 10112
Wade Woodson (4)  . . . . . . . . . . . . . . . . . . . .               743,910                   7.2
     Sigma Partners
     2884 Sand Hill Road, Suite 121
     Menlo Park, CA 94025
Apex Investment Fund II, L.P. . . . . . . . . . . . . . .               575,680                   5.6
     233 South Wacker Drive, Suite 9600
     Chicago, IL 60606
Mark A. Jung (5)  . . . . . . . . . . . . . . . . . . . .               509,241                   4.9
Stephen R. Bennion (6)  . . . . . . . . . . . . . . . . .               194,906                   1.9
Steven M. Goldner (7) . . . . . . . . . . . . . . . . . .               152,502                   1.5
Chris Andrews (8) . . . . . . . . . . . . . . . . . . . .                66,732                   *
Max D. Hopper (9) . . . . . . . . . . . . . . . . . . . .                53,750                   *
All officers and directors as a group (8 persons) (10)  .             4,574,834                  44.0%
---------------------

*     Less than 1%

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days after March 31, 1997 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Mr. Cowan is a director of the Company and a general partner of Deer III & Co. L.P. ("Deer"), the general partner of Bessemer Venture Partners III, L.P. ("BVP III"). The share number includes 1,305 shares held of record by Mr. Cowan; 3,750 shares subject to options exercisable within 60 days after March 31, 1997; 1,538,929 shares held of record by BVP III; 38,668 shares held of record by the general partners of Deer; and 3,558 shares over which BVP III exercises voting control, held of record by two individuals, each of whom is a present or former employee or consultant to Bessemer Securities Corporation, the sole owner of the limited partner of BVP III. Deer is a general partnership whose voting partners are Robert H. Buescher, David J. Cowan, G. Felda Hardymon and Christopher F.O. Gabrieli. BVP disclaims beneficial ownership of securities held by the general partners of Deer.

(3) Mr. Sun is a director of the Company and a general partner of Venrock Associates and Venrock Associates II, L.P. The share number represents 3,750 shares of Common Stock subject to options exercisable within 60 days of March 31, 1997; 872,599 shares held of record by Venrock Associates; and 391,235 shares held of record by Venrock Associates II, L.P. Each fund disclaims beneficial ownership of the shares held by the other.

(4) Mr. Woodson is a director of the Company and a general partner of Sigma Partners II, L.P. and Sigma Associates II, L.P. The share number represents 1,425 shares held by Mr. Woodson; 3,750 shares of Common Stock subject to options exercisable within 60 days after March 31, 1997; 670,458 shares held by Sigma Partners II, L.P.; and 68,277 shares held by Sigma Associates II, L.P. Each fund disclaims beneficial ownership of the shares held by the other.

(5) Includes 9,375 shares subject to options exercisable within 60 days after March 31, 1997 and 20,000 shares held by the Jung-Murdock Children's Trust dated November 23, 1993 (the "Children's Trust"). Mr. Jung is an advisory trustee to the Children's Trust and may be deemed to share voting or dispositive control over the shares so held. Mr. Jung disclaims beneficial ownership of the shares held by the Children's Trust.

(6) Includes 3,906 shares subject to options exercisable within 60 days after March 31, 1997.

(7) Includes 3,125 shares subject to options exercisable within 60 days after March 31, 1997.

(8) Represents shares subject to options exercisable within 60 days after March 31, 1997.

(9) Includes 3,750 shares subject to options exercisable within 60 days after March 31, 1997.

(10) Represents the shares and options referenced in footnotes (2) through (9) above.

                               EXECUTIVE OFFICERS

         The executive officers of the Company, and their ages as of April 15, 1997 are as follows:

         NAME                                      AGE      POSITION
         ----                                      ---      --------
         Mark A. Jung                               35      Chief Executive Officer
         Bernard Harguindeguy                       38      President and Chief Operating Officer
         Stephen R. Bennion                         53      Executive Vice President, Finance and
                                                              Administration, Chief Financial Officer and
                                                              Secretary
         Christopher J. Andrews                     40      Vice President, Worldwide Sales
         Steven M. Goldner                          45      Vice President, Engineering

         For information regarding the positions an offices held by Mr. Jung, please refer to the discussion regarding nominees for election as directors in "Nominees" under Proposal No. 1 above.

         Mr. Harguindeguy has served as President and Chief Operating Officer of the Company since April 1997. From December 1996 to March 1997, he served as Vice President, Marketing and Business Development of the Company. From August 1994 to December 1996, he served as Vice President, Marketing of emotion, Inc., a company focused on the delivery of digital video and graphics over networks. From February 1989 to August 1994, Mr. Harguindeguy was Acting General Manager and Vice President of Worldwide Marketing for the Netware Enterprise Division of Novell, Inc. Mr. Harguindeguy received a Bachelor of Science degree in Electrical Engineering from the University of California, Irvine and a Master in Engineering Management from Stanford University.

         Mr. Bennion has served as Chief Financial Officer and Secretary of the Company since April 1995. He has served as Executive Vice President, Finance and Administration of the Company since April 1997. From April 1995 to April 1997, he was the Company's Vice President, Finance and Operations. From September 1994 to March 1995, he was Vice President and Chief Financial Officer of Catapult Entertainment, Inc., a developer of video game networks. From September 1991 to September 1994, Mr. Bennion served as Vice President and Chief Financial Officer of Molecular Dynamics, a manufacturer of life sciences instrumentation. From October 1988 to September 1991, Mr. Bennion served as Vice President and Treasurer of MIPS Computer Systems, Inc., a developer of RISC chips and computers. Mr. Bennion received his Bachelor of Science degree in Accounting and Economics from Weber State University and is a Certified Public Accountant.

         Mr. Andrews joined the Company as Vice President, Sales in December 1995 and was made Vice President, Worldwide Sales in April 1997. From August 1990 to December 1995, he served as National Sales Manager of Netframe Systems, a supplier of NFS Servers and from March 1989 to August 1990 as Sales Manager at 3Com Corporation, a computer communications company. Mr. Andrews received a Bachelor of Science degree in Biology and Economics from Drew University.

         Mr. Goldner joined the Company as Vice President, Engineering, in October 1994. Prior to joining the Company, Mr. Goldner was Vice President, Engineering, of Polycom, Inc., a manufacturer of communications equipment, from October 1992 to October 1994 and served as Director of Engineering, and in other positions, at Sun Microsystems, Inc., a computer hardware vendor, from May 1985 to October 1992. Mr. Goldner received his Bachelor of Science and Master of Science degrees in Electrical Engineering from the University of Michigan.

                             EXECUTIVE COMPENSATION

         The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company during each of 1995 and 1996 by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who were serving as executive officers at the end of 1996 (the "Named Executive Officers").
                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                              COMPENSATION
                                               ANNUAL COMPENSATION                AWARDS
                                     ------------------------------------     -------------
                                                                OTHER           SECURITIES
NAME AND PRINCIPAL          FISCAL                              ANNUAL          UNDERLYING        ALL OTHER
POSITION                     YEAR    SALARY      BONUS (1)   COMPENSATION         OPTIONS      COMPENSATION (2)
--------                     ----    ------      ---------   ------------     -------------    ----------------


Mark A. Jung                 1996  $ 137,936    $ 80,000            --              30,000            $ 1,438
Chairman of the Board        1995    122,205      30,000            --             206,022              1,160
and
Chief Executive Officer
Stephen R. Bennion           1996    130,531      40,000            --              12,500                456
Executive Vice               1995     72,573           --           --             191,000                190
President, Finance and
Administration, Chief
Financial Officer and
Secretary
Steven M. Goldner            1996    131,708      30,000            --              10,000                284
Vice President,              1995    122,969           --           --              57,277                153
Engineering
Christopher J. Andrews       1996     98,006     111,250            --               5,000                 17
Vice President,              1995         --           --           --             162,500                --
Worldwide Sales

____________________________
(1) Bonuses are paid at the discretion of the Compensation Committee based on the achievement of certain objectives.

(2) Includes excess group term life insurance premiums.

         The following table sets forth further information regarding the option grants pursuant to the Company's 1996 Equity Incentive Plan during 1996 to each of the Named Executive Officers. In accordance with the rules of the SEC, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                             OPTION GRANTS IN 1996


                                          INDIVIDUAL GRANTS
                        ---------------------------------------------------
                                      PERCENT OF
                                        TOTAL                                 POTENTIAL REALIZABLE VALUE
                         NUMBER OF     OPTIONS                                AT ASSUMED ANNUAL RATES OF
                        SECURITIES    GRANTED TO                              STOCK PRICE APPRECIATION
                        UNDERLYING    EMPLOYEES      EXERCISE                 FOR OPTION TERM (2)
                          OPTIONS     IN FISCAL      PRICE PER   EXPIRATION   -------------------------
         NAME           GRANTED(1)      1996           SHARE        DATE          5%            10%
---------------------   ----------    ----------     ---------   ----------   ---------        ---------
Mark A. Jung  . . . .  30,000            4.2%         $8.00       02/07/06     $150,935         $382,498
Stephen R. Bennion  .  12,500            1.7%          8.00       02/07/06       62,889          159,374
Steven M. Goldner . .  10,000            1.4%          8.00       02/07/06       50,312          127,499
Christopher J.          5,000            0.7%          8.00       02/07/06       25,156           63,750
  Andrews . . . . . .

----------------------------

(1) The incentive stock options shown in the table were granted at fair market value and become exercisable with respect to 25% of the shares on the first anniversary of the grant and with respect to an additional 6.25% of the shares every three months that the optionee renders services to the Company thereafter. The options shown in the table will expire ten years from the date of grant, subject to earlier termination upon termination of employment.

(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

         The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during fiscal 1996, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1996. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $7.50 per share, which was the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1996.

      AGGREGATE OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END VALUES



                                                        NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-
                                                       UNDERLYING UNEXERCISED        THE-MONEY OPTIONS AT
                           SHARES                    OPTIONS AT FISCAL YEAR-END       FISCAL YEAR-END (2)
                         ACQUIRED ON      VALUE      --------------------------  --------------------------
         NAME             EXERCISE      REALIZED(1)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
---------------------    -----------    -----------  -----------  -------------  -----------  -------------
Mark A. Jung  . . . .          0            0            0         30,000            0              0
Stephen R. Bennion  .          0            0            0         12,500            0              0
Steven M. Goldner . .          0            0            0         10,000            0              0
Christopher J.                 0            0       57,552        109,948    $ 316,536      $ 577,214
  Andrews . . . . . .
Bernard Harguindeguy           0            0            0              0            0              0

____________________________

(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the option on the date of exercise less the aggregate exercise price of the option.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's Common Stock on December 31, 1996, the last day of trading for the fiscal year.

DIRECTOR COMPENSATION

         The Company reimburses the members of its Board of Directors for reasonable expenses associated with their attendance at Board meetings. All members of the Board of Directors who are not also employees of, or consultant to, the Company, or of a parent, subsidiary or affiliate of the Company, are eligible to receive options under the 1996 Directors Stock Option Plan. For a discussion of the provisions of the Directors Plan, please refer to "1996 Directors Stock Option Plan" above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Messrs. Cowan and Sun. No interlocking relationships exist between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company. REPORT ON EXECUTIVE COMPENSATION

         The report on executive compensation below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

         Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board of Directors (the "Committee"). Prior to the Company's initial public offering in April 1996, the Board of Directors participated in compensation decisions and granted stock options. The Committee is composed of two independent non-employee directors, neither of whom have any interlocking relationships as defined by the SEC.

GENERAL COMPENSATION POLICY

         The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee administers the Company's incentive and equity plans, including the 1992 Stock Option Plan (which was terminated in April 1996), the 1996 Equity Incentive Plan and the 1996 Employee Stock Purchase Plan. The Company no longer grants options under the 1992 Stock Option Plan.

         The Committee's philosophy in compensating the CEO is to relate compensation directly to corporate performance. Thus, the Company's compensation policy for the CEO relates a portion of his total compensation to the Company profit objectives and individual objectives set forth at the beginning of the Company's year. Consistent with this policy, a designated portion of the CEO's compensation is contingent on corporate performance, and is also based on his performance as measured against objectives established by the Committee in its discretion. Long-term equity incentives for the CEO are effected through the granting of stock options under the 1996 Equity Incentive Plan. Stock options have value for the CEO only if the price of the Company's stock increases above the fair market value on the grant date and the CEO remains in the Company's employ for the period required for the shares to vest.

         The base salary, incentive compensation and stock option grants of the CEO are determined in part by the Committee reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company's corporate goals. To this end, the Committee attempts to compare the compensation of the Company's CEO with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to his base salary, the Company's CEO is eligible to receive cash bonuses and to participate in the 1996 Equity Incentive Plan.

         In preparing the performance graph for this Proxy Statement, the Company used the CRSP Total Return Index for Nasdaq Computer & Data Processing Services Stocks ("CRSP Index") as its published line of business index as the Company believes that the CRSP Index is a good indicator of stock price performance with respect to the Company's industry.

FISCAL 1996 EXECUTIVE COMPENSATION

         Base Compensation. The foregoing information was presented to the Board on February 7, 1996. The Board reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective January 1, 1996 for the CEO. Mr. Jung's salary was increased to $140,000 from the $125,000 previously paid to him in fiscal 1995.

         Incentive Compensation. A cash bonus is awarded to the extent that an individual achieves predetermined individual objectives and the Company meets predetermined profit objectives set by the Board at the beginning of the year. Performance is measured at the end of the year. For fiscal 1996, the basis of incentive compensation was Company revenue, percentage of growth of revenue and profit margin after tax. The targets and actual bonus payments are determined by the Committee, in its discretion.

         Stock Options. In fiscal 1996, stock options were granted to certain executive officers to aid in the retention of executive officers and to align their interests with those of the stockholders. Stock options typically have been granted to executive officers when the executive first joins the Company in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In fiscal 1996, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. In the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

         Company Performance and CEO Compensation. As noted above, Mr. Jung's base salary was increased to $140,000 commencing January 1, 1996. In addition, as an incentive to Mr. Jung to achieve the objectives established by the Committee for fiscal 1996, the Board of Directors exercised its discretion and recommended that Mr. Jung be granted stock options to purchase 30,000 shares of the Company's Common Stock. These objectives included satisfactorily managing the Company's overall corporate business plan, such as meeting the Company's profitability projections and the Company's sales targets, significantly strengthening the Company's marketing position and successfully managing the Company through its initial public offering. In granting the stock options to Mr. Jung, the Board of Directors reviewed his prior outstanding option grants and the number of options that remained unexercisable, and the number of shares he already owned as of the dates the options were granted. The Committee believes this was appropriate because Mr. Jung's total compensation, including compensation derived from incentive compensation, is at a level it believes is competitive with the average amount paid by other software companies based on survey data. Based upon the criteria set forth under the discussion of Incentive Compensation above, the Committee awarded Mr. Jung incentive compensation of $80,000. All of Mr. Jung's incentive compensation was based upon obtaining and surpassing corporate operating profit objectives. This figure represents approximately 100% of the target bonus for Mr. Jung for fiscal 1996. The Committee reviewed the compensation practices of comparable companies in making these awards.

         Compliance with Section 162(m) of the Internal Revenue Code of 1986. The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for 1997. The 1996 Directors Stock Option Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1997 to be in excess of $1,000,000 or consequently affected by the requirements of
Section 162(m).

        BOARD OF DIRECTORS                              COMPENSATION COMMITTEE

DAVID J. COWAN         ANTHONY.SUN                           DAVID J. COWAN
MAX D. HOOPER          WADE WOODSON                          ANTHONY SUN
           MARK A. JUNG

COMPANY STOCK PRICE PERFORMANCE

         The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

         The graph below compares the cumulative total stockholder return on the Common Stock of the Company from the first day of trading of the Company's Common Stock upon the Company's initial public offering (April 12, 1996) to December 31, 1996 with the cumulative total return on the Nasdaq Stock Market (U.S. Companies) and the CRSP Total Return Index for Nasdaq Computer & Data Processing Services Stocks for the same period (assuming the investment of $100 in the Company's Common Stock and in each of the indexes on the date of the Company's initial public offering, and reinvestment of all dividends).

                                [CHARISMA GRAPH]

                            WORLDTALK COMMUNICATIONS       NASDAQ STOCK MARKET      NASDAQ COMPUTER & DATA
                                   CORPORATION                 U.S. INDEX             PROCESSING SERVICES
                            -------------------------     ----------------------     ----------------------
                                           INVESTMENT                 INVESTMENT                 INVESTMENT
                            MARKET PRICE     VALUE         INDEX        VALUE         INDEX         VALUE
                            ------------   ----------     -------     ----------     -------     ----------
04/12/96  . . . . . . .        $  8.00     $ 100.00        361.8        $100.00       779.1        $100.00
06/30/96  . . . . . . .          12.25       153.13        425.3         117.55       875.0         112.31
09/30/96  . . . . . . .           9.25       115.63        405.3         112.02       892.4         114.54
12/31/96  . . . . . . .           7.50        93.75        391.4         108.18       928.2         119.14

                              CERTAIN TRANSACTIONS

         Since January 1, 1996, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, or holder of more than 5% of the Company's Common Stock had or will have a direct or indirect material interest other than normal compensation arrangements, which are described under "Executive Compensation" above and the transactions described below:

         In December 1995, the Company made loans to Mark A. Jung, Chairman of the Board and Chief Executive Officer of the Company, and Stephen R. Bennion, Vice President, Finance and Administration, Chief Financial Officer and Secretary of the Company, for $105,000 and $60,000, respectively. In March 1996, Mr. Jung borrowed an additional $68,000 from the Company to cover certain 1995 federal and state tax liabilities. These loans, in the form of full recourse promissory notes, bore simple interest at 5.83%, compounded semiannually, the applicable federal rate in effect for loans first contracted in December 1995. The loans were secured by an interest in 521,865 and 191,000 shares, respectively, of the Company's Common Stock owned by each officer. In March 1997, Mr. Jung and Mr. Bennion repaid the principal amount of these loans, together with accrued interest.

         In October 1996, the Company, pursuant to the terms of a Secured Full Recourse Promissory Note, made a loan of $325,000 to Chris Andrews, the Company's Vice President at an annual interest rate of 6.61%, compounded semi-annually (the applicable federal rate for loans made in October 1996). The principal amount of the loan, together with accrued interest, is due in October 2001. This loan was made to Mr. Andrews to assist him in purchasing a home and is secured by the real property purchased.

         In January 1997, the Company entered into five year Employment Agreements with Mr. Jung, Mr. Bennion, Mr. Andrews, Bernard Harguindeguy, the Company's President and Chief Operating Officer, and Steven M. Goldner, the Company's Vice President, Engineering. These Employment Agreements provide, among other things, that upon certain corporate transactions, including changes in control, (a) all shares of stock and options held by each officer will be assumed, converted, substituted or replaced by the successor company or (b) the successor company may provide substantially similar consideration to the officers as was provided to stockholders or optionholders generally with respect to any stock or options held by such officer. In case of a sale of the Company, the successor company may not terminate an officer's employment prior to the first anniversary of the sale of the Company, except for cause, without giving written notice. During the notice period, which must continue until the first anniversary of the sale of the Company, the officer will continue to collect twelve months' salary and bonus at then-current levels regardless of whether the officer's services are actually required by the Company or its successor. All employee benefits will continue and each officer's options and shares of stock will continue to vest during the period of notice, provided that the officer was not terminated for cause. Upon request of the Company, the officer must also provide certain consulting services, paid at an hourly rate for services actually performed, during the twelve months following the first anniversary of the sale of the Company. During this period, provided the officer's consulting arrangement is not terminated for cause, the officer's options and shares will continue to vest.


                             STOCKHOLDER PROPOSALS

         Proposals of Stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than December

29, 1997 in order to be included in the Company's Proxy Statement and form of proxy relating to the meeting.


                         COMPLIANCE UNDER SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements for the year ended December 31, 1996 were met.


                                 OTHER BUSINESS

         The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.


 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN
           AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
                  POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE
                             REPRESENTED AT THE MEETING.

                              WORLDTALK CORPORATION

                           1996 EQUITY INCENTIVE PLAN

                         As adopted on February 7, 1996
                       and Amended Through March 11, 1997

                  1. PURPOSE. The purpose of this Plan, as amended herein (the "PLAN"), is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

                  2.     SHARES SUBJECT TO THE PLAN.

                         2.1  Number of Shares Available. Subject to Sections
2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,750,000 Shares (post 1-for-2 1996 reverse stock split). Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                         2.2  Adjustment of Shares. In the event that the number
of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

                  3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees but are not members of the Compensation Committee of the Board) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company but are not members of the Compensation Committee of the Board) who are eligible to receive up to a maximum of 750,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

                  4.     ADMINISTRATION.

                         4.1  Committee Authority. This Plan will be
administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direc-tion of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                  (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                  (b) prescribe, amend and rescind rules and regulations relating to this Plan;

                  (c)  select persons to receive Awards;

                  (d)  determine the form and terms of Awards;

                  (e) determine the number of Shares or other consideration subject to Awards;

                  (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

                  (g)  grant waivers of Plan or Award conditions;

                  (h) determine the vesting, exercisability and payment of Awards;

                  (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

                  (j)  determine whether an Award has been earned; and

                  (k) make other determinations necessary or advisable for the administration of this Plan.

                  4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

                  4.3 Exchange Act Requirements. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two
(2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.

           5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                  5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                  5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                  5.3 Exercise Period. Options will be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                  5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                  5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                  5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                  (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

                  (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three
         (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

                  5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                  5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Sub-sidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                  5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                  5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

         6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                  6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                  6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

                  6.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

         7.       STOCK BONUSES.

                  7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company.

A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company (provided that the Participant pays the Company the par value of the Shares awarded by such Stock Bonus in cash) pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

                  7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                  7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                  7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

            8.    PAYMENT FOR SHARE PURCHASES.

                  8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                  (a) by cancellation of indebtedness of the Company to the Participant;

                  (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                  (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

                         (d) by waiver of compensation due or accrued to the Participant for services rendered; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

                         (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                               (1) through a "same day sale" commitment from the
                  Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                               (2) through a "margin" commitment from the
                  Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                         (f)  by any combination of the foregoing.

                         8.2  Loan Guarantees. The Committee may help the
Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

                 9.      WITHHOLDING TAXES.

                         9.1  Withholding Generally. Whenever Shares are to be
issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                         9.2  Stock Withholding. When, under applicable tax
laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

                         (a) the election must be made on or prior to the applicable Tax Date;

                         (b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

                         (c) all elections will be subject to the consent or disapproval of the Committee;

                         (d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

                         (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                10.      PRIVILEGES OF STOCK OWNERSHIP.

                         10.1      Voting and Dividends. No Participant will
have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

                         10.2      Financial Statements. The Company will
provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan (if requested by the Participant), and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

                11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

                12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or
(b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award or Exercise Agreement), the higher of Participant's original Purchase Price or the Fair Market Value of such Shares on Participant's Termination Date; or (B) with respect to Shares that are not "Vested" (as defined in the Award or Exercise Agreement), at the Participant's original Purchase Price.

                13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

                14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

            15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

            16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

            17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

            18.     CORPORATE TRANSACTIONS.

                     18.1 Assumption or Replacement of Awards by Successor. In the event of:

                           (a)  a dissolution or liquidation of the Company,

                           (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

                           (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own at least 90% of the issued and outstanding capital stock or other equity interests in the Company,

                           (d) the sale of all or substantially all of the assets of the Company; or

                           (e) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), then, subject to Section 18.3 below, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative and subject to Section 18.3 below, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

                  18.2 Termination of Awards. In the event of a transaction described in clauses (a) through (e) of Section 18.1 and provided that the successor corporation (if any) does not assume or substitute all outstanding Awards as provided above, such Awards will expire on (and if the Company has reserved to itself a right to repurchase shares issued upon exercise of Awards at the original purchase price of such shares, such right shall terminate upon) such event at such time and on such conditions as the Board shall determine upon twenty (20) days advance written notice to Participants holding outstanding Awards.

                  18.3 Acceleration of Vesting. In the event of a merger described in either clause (b) or (c) of Section 18.1 above, the sale of all or substantially all of the assets of the Company as a going concern in a single transaction or series of related transactions or the sale or transfer of a majority of the outstanding shares of the Company by the stockholders of the Company in a single transaction or a series of related transactions other than market transactions to unrelated purchasers (an "ACQUISITION") and:

                         (a) if the successor corporation, if any (the "SUCCESSOR"), does not assume or substitute Awards as provided above in
         Section 18.1, then each outstanding Award granted on or after October 18, 1996 that is not totally "Vested" (as defined in the Award or Exercise Agreement) shall immediately accelerate and become exercisable as to the number of shares that is equal to (i) the number of shares then "Vested" at the closing of the Acquisition, plus (ii) the number of shares that would have "Vested" had the Award been held for the year after such closing. Awards granted before October 18, 1996 will accelerate and become exercisable in full. Such acceleration shall be under the terms described by the Board in the notice described in the last sentence of Section 18.2; or

                         (b) if the Successor assumes or substitutes Awards as provided above in Section 18.1, but any Participant's employment with the Successor or any Parent, Subsidiary of Affiliate of the Successor (as the definitions for such terms shall be revised to substitute the Successor for the Company) is terminated by the Successor, such Parent, Subsidiary or Affiliate without "cause" within one year after the Acquisition, then the outstanding Awards held by the terminated employee, as so substituted or assumed, and granted on or after October 18, 1996 shall provide that they will likewise immediately accelerate and become exercisable on the date of such termination such that they are exercisable for (i) the number of shares then "Vested" at the date of such termination, plus (ii) the number of shares that would have "Vested" had the Award been held for the year after such termination. Awards granted before October 18, 1996 will accelerate vesting and become exercisable in full upon such termination. For purposes hereof "cause" for termination of any Participant's employment will exist at any time after the happening of one or more of the following events:
         (i) Participant's conviction of a felony involving moral turpitude;
         (ii) any willful act or acts of dishonesty undertaken by the Participant and intended to result in substantial gain or personal enrichment of Participant, directly or indirectly, at the expense of the Successor, such Parent, Subsidiary or Affiliate; (iii) any willful act or misconduct which is materially and demonstrably injurious to the Successor, such Parent, Subsidiary or Affiliate; (iv) substantial and repeated neglect of Participant's responsibility, or malfeasance thereof, that remains uncured after thirty (30) days written notice of such neglect; or (v) the death or disability (within the meaning of Section 22(e)(3) of the Code) of the Participant.

                  18.3 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                  18.4 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

            19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "EFFECTIVE DATE"); provided, however, that if the Effective Date does not occur on or before December 31, 1996, this Plan will terminate as of December 31, 1996 having never become effective. This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.

            20. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years after the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

            21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

            22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

            23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

"AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

"AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

"AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

"BOARD" means the Board of Directors of the Company.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

"COMPANY" means Worldtalk Communications Corporation, dba Worldtalk Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

"DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

"DISINTERESTED PERSON" means a director who has not, during the period that person is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

"EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

"FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                  (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the last trading day prior to the date of determination as reported in The Wall Street Journal;

                  (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                  (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or

                  (d) if none of the foregoing is applicable, by the Committee in good faith.

"INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

"OUTSIDE DIRECTOR" means any director who is not; (a) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company; (b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Par-ent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

"OPTION" means an award of an option to purchase Shares pursuant to Section 5.

"PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"PARTICIPANT" means a person who receives an Award under this Plan.

"PLAN" means this Worldtalk Corporation 1996 Equity Incentive Plan, as amended from time to time.

"RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section 6.

"SEC" means the Securities and Exchange Commission.

"SECURITIES ACT" means the Securities Act of 1933, as amended.

"SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

"STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to
Section 7.

"SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

            ---------------------------------------------------------

PROXY                                                                      PROXY

                      WORLDTALK COMMUNICATIONS CORPORATION
           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- June 12, 1997

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby appoints Mark A. Jung and Stephen R. Bennion or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock, par value $0.01 per share, of Worldtalk Communications Corporation (the "Company"), held of record by the undersigned on April 15, 1997, at the Annual Meeting of Stockholders of the Company to be held at Santa Clara Mariott, 2700 Mission College Blvd., Santa Clara, California 95052, on Thursday, June 12, 1997, at 9:00 a.m. Pacific Daylight time, and at any adjournments or postponements thereof.

    THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND PROPOSAL 3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN
         ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                          WORLDTALK COMMUNICATIONS CORPORATION

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X]


         The Board of Directors recommends that you vote FOR the election of the five nominees listed in Proposal 1 and FOR Proposal 2 and Proposal 3.

1.       Election of Directors.

                                                          For  Withhold  For All
Nominees:     Class 1:  David J. Cowan and Wade Woodson   All     All     Except
              Class 2:  Max D. Hopper and Anthony Sun     [ ]     [ ]      [ ]
              Class 3:  Mark A. Jung

              ------------------------------------------------------------------
              (Except nominee(s) written above)

2. Ratification of the selection of KPMG Peat Marwick LLP as the Company's independent accountants for the year ending December 31, 1997.

         [ ]   FOR              [ ]    AGAINST          [ ]   ABSTAIN

3. Approval of the amendment to the Company's 1996 Equity Incentive plan to increase the number of shares reserved for issuance thereunder by 750,000 shares.

         [ ]   FOR              [ ]    AGAINST          [ ]   ABSTAIN



                           Dated:  __________, 1997

                           Signature(s)_____________________________________.
                           _________________________________________________


Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

                        FOLD AND DETACH HERE

                       YOUR VOTE IS IMPORTANT!

         PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL
          THIS PROXY IN THE ENCLOSED RETURN ENVELOPE